Press Release

For Immediate Release

Exhibit 99.1

AEVEX Completes Acquisition of BlackSea Technologies, Creating One of the

Defense Industry’s Most Capable Multi-Domain Autonomous Systems Providers

Closing advances AEVEX’s strategy by combining battle-proven air, surface, and subsea unmanned systems with scaled U.S. manufacturing, deep customer reach, and CompassX-enabled autonomy.

SOLANA BEACH, Calif. – AEVEX Corp. (NYSE: AVEX), a leading U.S. defense technology company delivering autonomous unmanned systems, AI-enabled mission software, and advanced ISR and electronic warfare solutions, today announced the closing of its acquisition of BlackSea Technologies (“BlackSea”), one of the largest providers of unmanned surface and subsea vessels in the U.S. defense market.

Following the closing, BlackSea becomes AEVEX’s Maritime Systems division, led by former BlackSea CEO, Bob Pudney, to preserve its mission-focused culture, deep customer relationships, and at-scale maritime manufacturing. The combination positions AEVEX as one of the defense industry’s most comprehensive multi-domain autonomous systems companies, capable of delivering effects across air, surface, and subsea domains, with combat-proven platforms that are deployed in theater today.

Uniting two battle-proven, scaled providers at a critical moment

BlackSea has delivered 350+ unmanned surface vessels, more than any other U.S. USV provider, and has 25,000+ operational hours, including providing significant support to U.S. Navy 5th Fleet operations and missions such as Operation Epic Fury.

BlackSea’s Baltimore manufacturing complex — featuring deepwater access, two 30-ton bridge cranes, advanced robotic welding, and ~40 USVs/month production capacity — joins AEVEX’s existing scaled domestic production network.

BlackSea’s capabilities will be combined with AEVEX’s substantial portfolio of mission-proven Group I-V UAS, long-range precision strike systems, contested logistics capabilities, and ISR platforms, with more than 10,000 systems delivered and committed through 2026, supported by 114% year-over-year production volume growth in Q2 and strong supply-chain throughput improvements.

Together, the combined company offers:

•	Battle-tested UAS, USVs, and UUVs

•	Large-scale manufacturing in both air and maritime domains

•	Mission autonomy software (CompassX)

•	Multi-domain payload integration

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•	End-to-end operational support in contested environments

This combination is expected to enable integrated air-surface-subsea missions, rapid capability deployment, and attritable autonomy at scale — directly aligned with DoW priorities.

Mission continuity for customers and partners

BlackSea continues operating under its current structure and operating rhythm, to maintain uninterrupted support to Navy, SOCOM, IC, and allied programs while preparing carefully sequenced integration pathways that enhance cross-domain capability.

Leadership commentary

“Closing this acquisition marks an important milestone in AEVEX’s strategy,” said Brian Raduenz, Founder and Executive Chairman of AEVEX. “BlackSea’s maritime platforms, engineering talent, and mission-focused culture align directly with our own. Together, our teams represent one of the most capable and operationally relevant multi-domain autonomous systems providers in the defense sector.”

“With demand for autonomous systems accelerating globally, customers are prioritizing providers who can deliver field-proven capability at scale,” said Roger Wells, Chief Executive Officer of AEVEX. “BlackSea brings one of the Navy’s most operationally deployed unmanned surface systems, significant production capacity, and trusted customer relationships. Combined with AEVEX’s air-domain capability and CompassX autonomy ecosystem, we are strongly positioned to deliver affordable, multi-domain effects wherever the mission requires.”

“Becoming part of AEVEX allows BlackSea to scale our impact across maritime missions while preserving the engineering depth, operational rigor, and customer intimacy that define our culture,” said Pudney. “Our teams are energized to begin the next chapter together, one that strengthens our support for warfighters and brings even greater capability to our customers.”

For more information, visit www.aevex.com.

About AEVEX

AEVEX Corp. (NYSE: AVEX) is a leading U.S. defense technology company delivering autonomous unmanned systems, AI-enabled mission software, and advanced ISR and electronic warfare solutions for national security customers. With vertically integrated engineering, rapid prototyping, and high-volume manufacturing across multiple U.S. locations, AEVEX provides affordable, front-line-ready capabilities designed for contested and GPS-denied environments. AEVEX’s mission is to strengthen deterrence, enhance warfighter effectiveness, and help ensure the United States maintains technological and industrial advantage in the era of autonomy.

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Forward-looking statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended, that are subject to risks and uncertainties. Such forward-looking statements include, but are not limited to, statements regarding: the expected benefits of the acquisition of BlackSea (the “Transaction”) and the expected financial and operational performance of BlackSea following the closing of the Transaction. All statements other than statements of historical fact included in this press release are forward-looking statements. You can identify forward-looking statements by the fact that they do not relate strictly to historical or current facts. These statements may include words such as “anticipate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “will,” “should,” “can have,” “likely” and other words and terms of similar meaning in connection with any discussion of the timing or nature of future operating or financial performance or other events. For example, all statements we make relating to the capabilities and positioning of the combined company, continued financial and operational performance of BlackSea, growing demand for autonomous systems in modern defense, our execution and long-term value creation for shareholders, and the anticipated effects of the Transaction are forward-looking statements. All forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially and adversely from those set forth in, or implied by, such forward-looking statements.

These risks and uncertainties include, but are not limited to: the response of competitors to the Transaction; the effect of the Transaction and the public announcement of the closing of the Transaction on BlackSea’s operations and its relationships with its suppliers, business partners, management and employees, including its ability to attract and retain key personnel; AEVEX’s ability to successfully integrate BlackSea and execute on the continued development of BlackSea’s programs following the closing of the Transaction; the outcome of any legal proceedings that could be instituted against the parties to the Transaction; disruption in BlackSea’s plans and operations attributable to the Transaction; a failure by BlackSea to meet its expected financial results; AEVEX’s evaluation of the accounting treatment of the Transaction and its potential impact on its financial results and financial guidance; the effects of the closing of the Transaction on AEVEX’s stock price, business relationships, operating results and business generally; risks that the Transaction may disrupt AEVEX’s current business plans and operations; the risk that the issuance of AEVEX Class A common stock in connection with the Transaction will dilute the ownership interests of AEVEX’s existing stockholders and may adversely affect the market price of AEVEX’s Class A common stock; relationships with key third parties or governmental entities; regulatory changes and developments; the impact of global macroeconomic conditions, including trade and other global disputes and interruptions, including related to tariffs, trade protection measures and similar restrictions; and the other factors set forth under “Risk Factors” in our prospectus filed with the U.S. Securities and Exchange Commission (“SEC”) under Rule 424(b) on June 5, 2026 and any subsequent Quarterly Reports on Form 10-Q and other filings with the SEC. There can be no assurance that AEVEX will realize the expected benefits of the Transaction.

All written and oral forward-looking statements attributable to us, or persons acting on our behalf, are expressly qualified in their entirety by these cautionary statements as well as other cautionary statements that are made from time to time in our other SEC filings and public communications. You should evaluate all forward-looking statements made in this press release in the context of these risks and uncertainties.

We caution you that the important factors referenced above may not contain all of the factors that are important to you. The forward-looking statements included in this press release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law.

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Media Contact	Investor Relations Contact
Brian Manning	Jason Gursky
AEVEX	AEVEX
bmanning@aevex.com	jgursky@aevex.com

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